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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: October 1, 1998
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(Date of earliest event reported)


                    Structured Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)

   Delaware                      33-45467-02                    13-3291626
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(State or Other                  (Commission                  (I.R.S. Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation


      1585 Broadway, New York, N.Y.                            10036
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(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (212) 761-4000



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ITEM 5. OTHER EVENTS.

       Attached as Exhibit 1 to this Current Report is (i) the consent of Ernst & Young LLP regarding the financial statements of Grapevine Mills Limited Partnership which has been furnished to the Registrant in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1998-XL2 (the "Certificates").

       The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offer and sale of the Certificates contemplated by the Prospectus will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 033-45467) (the "Registration Statement"). The Registrant hereby incorporates the Accountants' Consents by reference in the Prospectus and the Registration Statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Item 601(a) of Regulation
      S-K Exhibit No.                 Description
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         23.1                         Consent of Ernst & Young LLP



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       Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES CORPORATION


                                       By: /s/ James Flaum
                                          ----------------------------------
                                          Name:  James Flaum
                                          Title: Principal

Date: October 1, 1998



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                                 Exhibit Index



                Item  601(a)  of
                Regulation S-K
Exhibit No.     Exhibit No.             Description                     Page
- -----------     ------------------      -----------                     ----
    1           23.1                    Consent of Ernst & Young LLP